EXHIBIT 21.1

SUBSIDIARIES

1. Energy Transfer Partners, LLC, a Delaware limited liability company

2. Energy Transfer Partners GP, L.P., a Delaware limited partnership

3. Energy Transfer Partners, L.P., a Delaware limited partnership (2.0% general partner interest, 36.4 million Common Units, 26.1 million Class G Units and 100% of incentive distribution rights)

4. La Grange Acquisition, L.P., a Texas limited partnership, which does business as Energy Transfer Company through the following subsidiaries in which it holds a direct or indirect interest:

•	ET Company I, Ltd., a Texas limited partnership, holding a direct or indirect interest in the following:

•	Texas Energy Transfer Company, Ltd., a Texas limited partnership

•	Chalkley Transmission Company, Ltd., a Texas limited partnership

•	Whiskey Bay Gathering Company, Ltd., a Texas limited partnership

•	Whiskey Bay Gas Company, a Texas limited partnership

•	Ranger Pipeline, L.P., a Texas limited partnership, owning a partnership interest in the following:

•	Mountain Creek Joint Venture, a Texas general partnership

•	ETC Texas Pipeline, Ltd., a Texas limited partnership

•	ETC Texas Processing, Ltd., a Texas limited partnership

•	ETC Katy Pipeline, Ltd., a Texas limited partnership

•	ETC Gas Company Ltd., a Texas limited partnership, owning a partnership interest in the following:

•	ETC Marketing, Ltd., a Texas limited partnership

•	Oasis Pipeline, L.P., a Texas limited partnership

•	ETC Oasis, L.P., a Delaware limited partnership, owning a direct or indirect interest in the following:

•	Oasis Pipe Line Company, a Delaware corporation

•	Oasis Pipe Line Management Company, a Delaware corporation

•	Oasis Pipe Line Finance Company, a Delaware corporation

•	Oasis Partner Company, a Delaware corporation

•	Oasis Pipe Line Company Texas, L.P., a Texas limited partnership

•	Energy Transfer Fuel, LP, a Delaware limited partnership, owning a direct or indirect interest in the following:

•	ET Fuel Pipeline, L.P.

•	HP Houston Holdings, L.P., a Delaware limited partnership, owning a direct or indirect interest in the following:

•	HPL Consolidation LP, a Delaware limited partnership, owning a direct or indirect interest in the following:

•	HPL Asset Holdings LP, a Delaware limited partnership

•	HPL Leaseco LP, a Delaware limited partnership

•	HPL Resources Company LP, a Delaware limited partnership

•	HPL Gas Marketing LP, a Delaware limited partnership

•	Houston Pipe Line Company LP, a Delaware limited partnership, owning an interest in the following:

•	HPL Houston Pipe Line Company, LLC, a Delaware limited liability company

•	Mid-Texas Pipeline Company, a Texas general partnership

5. Heritage Operating L.P., a Delaware limited partnership, which does business under the following names:

•	Amogas

•	Archibald Propane

•	Balgas

•	Bi-State Propane

•	Blue Flame Gas

•	Blue Flame Gas of Charleston

•	Blue Flame Gas of Mt. Pleasant

•	Blue Flame Gas of Richmond

•	Boland Energy

•	C & D Propane

•	Carolane Propane

•	Clarendon Gas Co.

•	Corbin Gas

•	Covington Propane

•	Cumberland LP Gas

•	Custer Gas Service

•	Dawson Propane

•	E-Con Gas

•	Eaves Propane & Oil

•	Efird Gas Company

•	Energy North Propane

•	Fallsburg Gas Service

•	Flamegas Company

•	Foster’s Propane

•	Foust Fuels

•	Franconia Gas

•	Gas Service Company

•	Geldbach Petroleum

•	Gibson Propane

•	Green’s Fuel Gas Company

•	Greer Gas, L.P.

•	Guilford Gas

•	Harris Propane

•	Heritage Propane

•	Holton’s L.P. Gas

•	Horizon Gas

•	Houston County Propane

•	Hydratane of Athens

•	Ikard & Newsom

•	Ingas

•	J & J Propane Gas

•	John E. Foster & Son

•	Johnson Gas

•	Kingston Propane

•	Kirby’s Propane Gas

•	Lake County Gas

•	Lewis Gas Co.

•	Liberty Propane

•	Loyd Fuel

•	Lyons Gas

•	Manley Gas

•	Margas LP Service

•	Marlen Gas

•	Metro Lift Propane

•	Modern Propane Gas

•	Moore L.P. Gas

•	Mt. Pleasant Propane

•	Myers Propane Service

•	New Mexico Propane

•	Northern Energy

•	Northwestern Propane

•	Paradee Gas Company

•	Perkins Propane Gas

•	Pioneer Propane

•	ProFlame

•	Progas

•	Propane Gas Inc.

•	Quality Gas

•	Race City Propane

•	Rural Gas and Appliance

•	San Juan Propane

•	Sawyer Gas

•	ServiGas

•	ServiGas/Ikard & Newsom

•	Shaner Propane

•	Shaw L.P. Gas

•	Southern Gas Company

•	Thomas Gas Company

•	Trenton LP Gas

•	Tri-Cities Gas Company

•	Tri-Gas Propane Company

•	Tri-Gas of Benzie

•	Turner Propane

•	V-1 Propane

•	Vess Propane

•	Wakulla L.P.G.

•	Waynesville Gas Service

•	Young’s Propane

6. Titan Propane LLC, a Delaware limited liability company, which does business under the following names:

•	AAA Propane

•	Action Gas

•	Adobe Propane

•	Apache Gas

•	Arrow Propane

•	Ballard Gas Service

•	Blue Flame Gas

•	Braun Streat Propane

•	Briceton Lp

•	C F Lafountaine

•	Central Valley Propane

•	Coast Gas

•	Countryside Propane

•	County Propane

•	Delaware Valley Propane

•	Delta Propane

•	Eagle Valley Propane

•	Economy Propane

•	Empiregas

•	F K Gailey

•	Fayette County Propane

•	Flame Propane

•	Francis F Bezio

•	G & K Propane

•	Graves Propane

•	Hall’s Semple Propane

•	Interstate Gas

•	Keene Gas

•	L & K Propane

•	Lake Almanor Propane

•	Lehigh Valley Propane

•	Lone Pine Propane

•	Mar Gas

•	Michiana Gas

•	Mid Georgia Propane

•	Minns Gas LP

•	Mobile Gas

•	Mother Lode Propane

•	Mountain Propane

•	Myers/De’s

•	Pedley Propane

•	Pioneer Propane

•	Placer Propane

•	Propane Inc

•	Quality Propane

•	Ramona Propane

•	Rural Gas

•	Saratoga Propane

•	Shenandoah Valley Propane

•	Snyder Propane

•	Southeastern Propane

•	Southern Arizona Gas

•	SP Barron LP

•	Tecumseh LP

•	St Augustine Gas

•	Synergy Gas

•	Tappan Gas LP

•	Thomas Gas Company

•	Titan Propane

•	Town & Country

•	Tri County Bottled Gas Inc

•	Truckee Tahoe Propane

•	Vineyard Propane

•	Virginia Propane

•	Western LP

7. CCE Holdings, LLC, a Delaware limited liability company

8. Heritage Service Corp., a Delaware corporation, holding a direct interest in the following:

•	Heritage Energy Resources, L.L.C., an Oklahoma limited liability company

•	Heritage Energy Transfer Systems, L.L.C., a Delaware limited liability company

•	M-P Oils Ltd., an Alberta, Canada corporation, holding a direct or indirect interest in the following:

•	M-P Energy Partnership, an Alberta general partnership

•	Integrated Propane Services, Ltd., an Ontario corporation

•	EarthAmerica, L.L.C., a Delaware limited liability company, holding a direct or indirect interest in the following:

•	EarthAmerica of Texas, L.P., a Texas limited partnership

9. Titan Propane Services, Inc.

10. United Propane Exchange, L.L.C., a Delaware limited liability company

11. Heritage Holdings, Inc., a Delaware corporation